Exhibit 99.1

Evolution Metals & Technologies Corp.

Releases Corporate Video

Showcasing Current Rare Earth Magnet Production Operations

MIAMI, FL, March 18, 2026 (GLOBE NEWSWIRE) -- Evolution Metals & Technologies Corp. (“EM&T”) (NASDAQ: EMAT) released a short video showcasing the EM&T’s current and commercial operations, including the production of sintered magnets, bonded magnets, and mid-stream critical minerals processing. The video is available on the EM&T’s website at https://evolution-metals.com/investor-relations/media

About Evolution Metals & Technologies Corp.

EM&T is a U.S. based critical materials and advanced manufacturing company listed on Nasdaq. EM&T is focused on building a secure, non-China- dependent supply chain for rare earth permanent magnets, battery materials, and related critical technologies, leveraging proven commercial-scale operations, advanced processing technologies, and strategic partnerships.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding EM&T’s plans, objectives, expectations, projections, strategies, anticipated production capacity, expansion plans, and financing activities. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. These forward-looking statements, along with terms such as “anticipate,” “expect,” “intend,” “may,” “will,” “should,” and other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future, and include risks related to changes in our operations; uncertainties concerning estimates; industry-related risks; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors and consultants. Those statements include statements regarding the intent, belief, or current expectations of EM&T and members of its management, as well as the assumptions on which such statements are based. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that EM&T believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results, performance, or achievements are consistent with the forward- looking statements contained in this press release, those results, performance or achievements may not be indicative of results, performance or achievements in later periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this press release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments unless required by law. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including risks related to execution, financing, regulatory approvals, and market conditions. Additional information concerning these and other factors that may impact EM&T’s expectations and projections can be found in filings it makes with the SEC, including the Annual Report on Form 10-K of EM&T filed with the SEC on February 20, 2026, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by EM&T. SEC filings are available on the SEC’s website at www.sec.gov.

Investor Relations Contacts:

Judith McGarry

Evolution Metals & Technologies Corp.

investor.relations@evolution-metals.com